UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

Avon Products, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)

(212) 282-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2005, Avon Products, Inc. (the “Company”) entered into an employment letter agreement (the “Agreement”) with Charles W. Cramb, which sets forth the terms and provisions governing Mr. Cramb’s employment as Executive Vice President, Finance and Technology and Chief Financial Officer. The Agreement provides for an annual base salary of $700,000 and a sign-on grant of stock options valued at two times base salary. The Agreement also provides Mr. Cramb with the opportunity to participate in: (i) Avon’s Management Incentive Plan with an annual target of 85% of earned base salary and a maximum payout of 200% of target (guaranteed to be at least 42.5% of earned base salary for year 2006 (payable in 2007)), (ii) Avon’s Long Term Incentive Plan with an initial award valued at 200% of salary and (iii) Avon’s 2005 – 2007 Performance Cash Plan with a 3-year target award valued at one time base salary (prorated). Mr. Cramb would also be eligible to participate in all of the benefit programs in which similarly situated executives participate.

The foregoing does not constitute a complete summary of the terms of the Agreement, and reference is made to the complete text of the Agreement, which is attached hereto as Exhibit 10.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 13, 2005, Avon Products, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to disclose, among other things, the appointment of Charles W. Cramb as the Company’s Executive Vice President, Finance and Technology and Chief Financial Officer, effective as of November 1, 2005 (the “October 13th Form 8-K”). The Company is hereby amending the October 13th Form 8-K, in accordance with Instruction 2 to Item 5.02 of Form 8-K, to provide required information that was not available at the time of the filing of the October 13th Form 8-K. Information required by this Item 5.02 is included in Item 1.01 of this report and is incorporated herein by reference. Reference is made to the complete text of the employment letter agreement with Mr. Cramb, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 Employment letter agreement, dated as of November 13, 2005, between Avon Products, Inc. and Charles W. Cramb

(Page 2 of 3 Pages)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/S/ Gilbert L. Klemann, II

Gilbert L. Klemann, II
Senior Vice President and General Counsel

Date: November 16, 2005

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment letter agreement, dated as of November 13, 2005, between Avon Products, Inc. and Charles W. Cramb